Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

SDFI	Sound Fixed Income ETF (not currently available for purchase)
SDEF	Sound Enhanced Fixed Income ETF listed on NYSE Arca, Inc.
SDEI	Sound Equity Income ETF listed on NYSE Arca, Inc.
SDEE	Sound Enhanced Equity Income ETF (not currently available for purchase)
SDTR	Sound Total Return ETF (not currently available for purchase)

October 11, 2022

Supplement to the

Prospectus and Statement of Additional Information (the “SAI”), each dated March 30, 2022

Effective immediately, the address for Sound Income Strategies, LLC, the investment sub-adviser (the “Sub-Adviser”) to the Sound Fixed Income ETF, Sound Enhanced Fixed Income ETF, Sound Equity Income ETF, Sound Enhanced Equity Income ETF and Sound Total Return ETF, is as follows:

500 West Cypress Creek Road, Suite 290

Fort Lauderdale, Florida 33309

 References to the Sub-Adviser’s address within the Prospectus and SAI are hereby replaced with the above.

Please retain this Supplement with your Prospectus and SAI for future reference.